UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 19, 2014

Health Discovery Corporation

(Exact name of registrant as specified in charter)

Georgia	333-62216	74-3002154
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4243 Dunwoody Club Drive, Suite 202, Atlanta GA  30350

(Address of principal executive offices / Zip Code)

(678) 336-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Certifying Accountant

Effective December 19, 2014, the Board of Directors of Health Discovery Corporation (the “Company”) approved the dismissal of Hancock Askew & Co., LLP (“Hancock Askew”) as the Company’s independent registered public accounting firm. Hancock Askew had been the Company’s independent registered public accounting firm since September 21, 2006.

Hancock Askew’s report on the financial statements of the Company as of and for the fiscal years ended December 31, 2012 and 2013 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except their report dated March 31, 2014 on the Company’s consolidated financial statements as of December 31, 2013 which contained an explanatory paragraph regarding the substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and through the date of this Current Report on Form 8-K (i) there were no disagreements with Hancock Askew on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Hancock Askew’s satisfaction, would have caused Hancock Askew to make reference to the subject matter in connection with their reports on the Company’s financial statements for such years; and (ii) there were no reportable events, within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to Hancock Askew prior to the date of the filing of this Current Report on Form 8-K (this “Report”) and requested that Hancock Askew furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated December 29, 2014, is filed as Exhibit 16.1 to this Report.

(b) Engagement of Certifying Accountant

On December 19, 2014, the Company approved the engagement of Frazier & Deeter, LLC (“Frazier & Deeter”), to serve as the Company’s independent registered public accounting firm for the 2014 fiscal year. As a result, effective December 22, 2014 (the “Engagement Date”), the Company engaged Frazier & Deeter as the Company’s independent registered public accounting firm and formally engaged Frazier & Deeter as the Company’s independent public accountant on the Engagement Date.

During the years ended December 31, 2012 and December 31, 2013, and during the subsequent interim period through the date of this Report, the Company did not consult with Frazier & Deeter regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Frazier & Deeter, in either case where written or oral advice provided by Frazier & Deeter would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits.

16.1 – Letter from Hancock Askew & Co., LLP, dated December 29, 2014, regarding Change in Certifying Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH DISCOVERY CORPORATION

Dated: December 29, 2014	By:	/s/ Kevin Kowbel
Chairman & Interim Chief Executive Officer